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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 2, 1998

                             MCLEODUSA INCORPORATED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        DELAWARE                    0-20763                  42-1407240
     (STATE OR OTHER              (COMMISSION               (IRS EMPLOYER
      JURISDICTION               FILE NUMBER)          IDENTIFICATION NUMBER)
    OF INCORPORATION)

             MCLEODUSA TECHNOLOGY PARK
 6400 C STREET, S.W., P.O. BOX 3177, CEDAR RAPIDS, IA        52406-3177
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (319) 364-0000

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                   INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5. OTHER EVENTS

PROPOSED PRIVATE DEBT OFFERING

  Before the opening of The Nasdaq Stock Market, Inc.'s National Market System ("Nasdaq NMS") on the morning of October 22, 1998, the Company issued a press release announcing that it plans to raise approximately $200 million in a proposed private offering of senior notes due 2008 (i) to "qualified institutional buyers"(as defined in Rule 144A under the Securities Act of 1933) and (ii) pursuant to offers and sales that occur outside the United States in accordance with Regulation S under the Securities Act of 1933. Enclosed as Exhibit 99.1 to this Current Report on Form 8-K, and incorporated by reference herein, is the text of the press release issued by the Company on the morning of October 22, 1998.

  After the close of the Nasdaq NMS on October 22, 1998, the Company issued a second press release to announce an increase in the amount of debt it plans to raise from $200 million to approximately $300 million in its proposed private offering of 9.500% senior notes due November 1, 2008. Enclosed as Exhibit 99.2 to this Current Report on Form 8-K, and incorporated by reference herein, is the text of the press release issued by the Company on the evening of October 22, 1998.

AGREEMENT TO ACQUIRE DAKOTA TELECOMMUNICATIONS GROUP, INC.

  On October 27, 1998, the Company entered into an Agreement and Plan of Merger (the "Merger Agreement") with Dakota Telecommunications Group, Inc., a Delaware corporation ("DTG"), pursuant to which a newly formed wholly owned subsidiary of the Company will be merged with and into DTG (the "Merger"). As a result of the Merger, each share of DTG's common stock will be converted into the right to receive 0.4328 of a share of the Company's Class A common stock (the "Exchange Ratio"). The maximum number of shares of the Company's Class A common stock issuable pursuant to the Merger (assuming the exercise of all outstanding options to purchase DTG common stock) is expected to be approximately 1,295,000. In addition, under the terms of the Merger Agreement, each option to purchase DTG common stock will become or be replaced by an option to purchase a number of shares of the Company's Class A common stock equal to the number of shares of DTG common stock that could have been purchased (assuming full vesting) under the DTG stock option multiplied by the Exchange Ratio. The Company has agreed to register under the Securities Act of 1933 the shares of its Class A common stock to be issued in the Merger.

  Consummation of the Merger is subject to the satisfaction of certain conditions, including (i) approval of the Merger Agreement and the Merger by the stockholders of DTG, (ii) effectiveness of the registration statement registering the shares of the Company's Class A common stock to be issued in the Merger, (iii) compliance with all applicable provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the expiration of all applicable waiting periods thereunder, (iv) receipt of required regulatory approvals and
(v) certain other customary conditions. Each director and certain executive officers of DTG have entered into Voting Agreements pursuant to which, among other things, they have agreed to vote their shares of DTG common stock in favor of the Merger at a meeting of the stockholders of DTG.

  Enclosed as Exhibit 99.3 to this Current Report on Form 8-K, and incorporated by reference herein, is the text of the October 27, 1998 Press Release.

EXECUTIVE REALIGNMENT

  On September 2, 1998, the Company issued a press release announcing an executive realignment involving five executives of the Company. The Company has segmented its ten-state geographical service area into four regions and appointed a Regional President for each region. In addition, the Company appointed a new Group Vice President of Finance and Chief Financial Officer. Enclosed as Exhibit 99.4 to this Current Report on Form 8-K, and incorporated by reference herein, is the text of the September 2, 1998 Press Release.

                                   * * * * *

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  Certain statements contained in this Current Report on Form 8-K are forward-
looking statements that involve risks and uncertainties, including, but not limited to revision of expansion plans, availability of financing and regulatory approvals, the number of potential customers in a target market, the existence of strategic alliances or relationships, technological, regulatory or other developments in the Company's business, changes in the competitive climate in which the Company operates and the emergence of future opportunities, all of which could cause actual results and experiences of McLeodUSA Incorporated to differ materially from anticipated results and expectations expressed in the forward-looking statements contained herein. These and other applicable risks are summarized under the caption "Business-Risk Factors" and elsewhere in the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 1997, which is filed with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (c) Exhibits.

 99.1 Press Release, dated October 22, 1998, announcing the Company's intent to raise up to $200 million in a proposed private debt offering of senior notes due 2008.
 99.2 Press Release, dated October 22, 1998, announcing the Company's intent to raise up to $300 million in a proposed private debt offering of senior notes due 2008.
 99.3 Press Release, dated October 27, 1998, announcing the Company's execution of a definitive agreement to acquire Dakota Telecommunications Group, Inc., a South Dakota based telecommunications firm.
 99.4 Press Release, dated September 2, 1998, announcing the Company's executive realignment.

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                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE
REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE
UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                          McLeodUSA Incorporated

Date: October 29, 1998

                                                     /s/ Randall Rings
                                          By: _________________________________
                                                         RANDALL RINGS
                                               VICE PRESIDENT, SECRETARY AND
                                                      GENERAL COUNSEL
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                                 EXHIBIT INDEX

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
                                                                 PAGE NUMBER
                                                                IN SEQUENTIAL
 EXHIBIT NUMBER                    EXHIBIT                     NUMBERING SYSTEM
 --------------                    -------                     ----------------
      99.1      Press Release, dated October 22, 1998,
                 announcing the Company's intent to raise up
                 to $200 million in a proposed private debt
                 offering of senior notes due 2008.
      99.2      Press Release, dated October 22, 1998,
                 announcing the Company's intent to raise up
                 to $300 million in a proposed private debt
                 offering of senior notes due 2008.
      99.3      Press Release, dated October 27, 1998,
                 announcing the Company's execution of a
                 definitive agreement to acquire Dakota
                 Telecommunications Group, Inc., a South
                 Dakota based telecommunications firm.
      99.4      Press Release, dated September 2, 1998,
                 announcing the Company's executive
                 realignment.